UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 17, 2021	(	May 13, 2021)
CVS HEALTH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-01011	05-0494040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive, Woonsocket, Rhode Island        02895
(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code:         (401) 765-1500
Former name or former address, if changed since last report:    N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.
The following are the voting results on each matter submitted to the stockholders of CVS Health Corporation (the “Company”) at the Annual Meeting of Stockholders held on May 13, 2021 (the “Annual Meeting”). The proposals below are described in detail in the proxy statement filed by the Company on April 2, 2021 (the “Proxy Statement”). There were present at the Annual Meeting, in person or by valid proxy, the holders of 1,125,585,859 shares of the Company’s common stock, constituting a quorum.
At the Annual Meeting, 13 nominees for director were elected to the Company’s Board of Directors for a term of one year (Item 1). The Company proposal regarding the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021 (Item 2) was approved. The Company proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement (Item 3) was approved. Two stockholder proposals (Items 4 and 5) were not approved.

Item		For	Against	Abstained	Broker Non-Votes
1.	The election, for one-year terms, of persons nominated for election as directors of the Company, as set forth in the Company’s Proxy Statement, was approved by the following votes:
	Fernando Aguirre	938,497,569	6,752,228	1,739,933	178,596,129
	C. David Brown II	886,622,076	58,658,214	1,709,440	178,596,129
	Alecia A. DeCoudreaux	940,348,495	5,023,246	1,617,989	178,596,129
	Nancy-Ann M. DeParle	938,644,542	6,939,966	1,405,222	178,596,129
	David W. Dorman	820,655,573	122,465,159	3,868,998	178,596,129
	Roger N. Farah	925,968,715	19,296,491	1,724,524	178,596,129
	Anne M. Finucane	920,718,682	24,829,190	1,441,858	178,596,129
	Edward J. Ludwig	936,314,128	9,069,809	1,605,793	178,596,129
	Karen S. Lynch	935,515,848	10,201,413	1,272,469	178,596,129
	Jean-Pierre Millon	917,470,260	27,849,807	1,669,663	178,596,129
	Mary L. Schapiro	940,106,110	5,462,954	1,420,666	178,596,129
	William C. Weldon	925,386,817	19,991,798	1,611,115	178,596,129
	Tony L. White	920,006,541	25,203,666	1,779,523	178,596,129
2.	Company proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021, as set forth in the Company’s Proxy Statement, was approved by the following vote:	1,100,737,544	22,778,126	2,070,189	None
3.	Company proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers, as set forth in the Company’s Proxy Statement, was approved by the following vote:	851,824,270	91,423,549	3,741,911	178,596,129
4.	Stockholder proposal for reducing the ownership threshold to request a stockholder action by written consent, as set forth in the Company’s Proxy Statement, was not approved by the following vote:	350,325,582	592,589,356	4,074,792	178,596,129
5.	Stockholder proposal regarding the Company’s independent Board Chair, as set forth in the Company’s Proxy Statement, was not approved by the following vote:	233,712,651	709,182,656	4,094,423	178,596,129

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits.

The exhibit to this Current Report on Form 8-K is as follows:

INDEX TO EXHIBIT

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS HEALTH CORPORATION

Date: May 17, 2021	By:	/s/ Colleen M. McIntosh
Colleen M. McIntosh

Senior Vice President, Corporate Secretary
and Chief Governance Officer